Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2013
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,718				2,718
I-joist sales volume (MELF)	40,937				40,937
Plywood sales volume (MSF 3/8")	345,728				345,728
Lumber sales volume (MBF)	49,784				49,784
LVL mill net sales price ($/CF)	$15.25				$15.25
I-joist mill net sales price ($/MELF)	$964				$964
Plywood net sales price ($/MSF 3/8")	$331				$331
Lumber net sales price ($/MBF)	$463				$463
Segment sales (000)	$269,216				$269,216
Segment income (000)	$20,808				$20,808
Segment depreciation and amortization (000)	$6,253				$6,253
Segment EBITDA (000)[1]	$27,061				$27,061
EBITDA as a percentage of sales	10.1%				10.1%
Capital spending (000)	$3,519				$3,519
Receivables (000)	$60,386
Inventories (000)	$124,030
Accounts payable (000)	$40,661

	2012
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,116	2,271	2,586	2,107	9,080
I-joist sales volume (MELF)	29,974	38,640	41,826	34,541	144,981
Plywood sales volume (MSF 3/8")	327,867	346,360	343,350	338,702	1,356,279
Lumber sales volume (MBF)	40,734	48,925	50,274	48,146	188,079
LVL mill net sales price ($/CF)	$15.05	$14.94	$14.75	$14.45	$14.80
I-joist mill net sales price ($/MELF)	$935	$928	$915	$909	$921
Plywood net sales price ($/MSF 3/8")	$267	$290	$318	$304	$295
Lumber net sales price ($/MBF)	$414	$448	$430	$426	$430
Segment sales (000)	$211,143	$241,842	$259,759	$230,508	$943,252
Segment income (000)	$10,811	$15,548	$22,464	$6,971	$55,794
Segment depreciation and amortization (000)	$5,905	$6,113	$6,164	$6,262	$24,444
Segment EBITDA (000)[1]	$16,716	$21,661	$28,628	$13,233	$80,238
EBITDA as a percentage of sales	7.9%	9.0%	11.0%	5.7%	8.5%
Capital spending (000)[2]	$2,762	$3,962	$5,324	$8,253	$20,301
Receivables (000)	$46,748	$52,906	$52,813	$36,450
Inventories (000)	$107,764	$106,036	$119,322	$120,598
Accounts payable (000)	$31,409	$41,583	$44,460	$32,436

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2011
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	1,599	1,780	1,929	1,784	7,092
I-joist sales volume (MELF)	22,063	31,525	30,521	26,349	110,458
Plywood sales volume (MSF 3/8")	240,194	285,764	296,040	284,461	1,106,459
Lumber sales volume (MBF)	38,099	38,331	39,230	37,656	153,316
LVL mill net sales price ($/CF)	$16.14	$15.93	$15.53	$14.50	$15.51
I-joist mill net sales price ($/MELF)	$974	$976	$958	$919	$957
Plywood net sales price ($/MSF 3/8")	$232	$230	$229	$238	$232
Lumber net sales price ($/MBF)	$410	$419	$437	$416	$421
Segment sales (000)	$154,941	$182,427	$194,843	$180,250	$712,461
Segment loss (000)	$(7,265)	$(2,662)	$(71)	$(5,073)	$(15,071)
Segment depreciation and amortization (000)	$6,797	$7,129	$7,172	$7,289	$28,387
Segment EBITDA (000)[1]	$(468)	$4,467	$7,101	$2,216	$13,316
EBITDA as a percentage of sales	(0.3)%	2.4%	3.6%	1.2%	1.9%
Capital spending (000)[2]	$8,478	$5,700	$4,444	$4,877	$23,499
Receivables (000)	$41,202	$39,758	$41,579	$33,832
Inventories (000)	$92,956	$81,397	$95,439	$108,643
Accounts payable (000)	$24,404	$32,307	$33,399	$29,043

[1]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization, excluding Corporate and Other segment expenses.
[2] Capital spending in first quarter 2012 and in second quarter 2011 does not include $2.4 million and $5.8 million, respectively, of cash paid for the acquisitions of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2013
	Q1	Q2	Q3	Q4	YTD
Commodity sales	54.1%				54.1%
General line sales	31.0%				31.0%
EWP sales	14.9%				14.9%
Total sales (000)	$581,129				$581,129
Gross margin[1]	11.0%				11.0%
Segment income (000)	$7,997				$7,997
Segment depreciation and amortization (000)	$2,178				$2,178
Segment EBITDA (000)[2]	$10,175				$10,175
EBITDA as a percentage of sales	1.8%				1.8%
Capital spending (000)	$1,797				$1,797
Receivables (000)	$168,056
Inventories (000)	$263,073
Accounts payable (000)	$181,496

	2012
	Q1	Q2	Q3	Q4	YTD
Commodity sales	50.2%	48.0%	49.4%	52.3%	49.9%
General line sales	36.5%	38.6%	36.2%	33.8%	36.3%
EWP sales	13.3%	13.4%	14.4%	13.9%	13.8%
Total sales (000)	$451,416	$580,545	$605,206	$553,068	$2,190,235
Gross margin[1]	11.5%	11.8%	12.0%	11.5%	11.7%
Segment income (loss) (000)	$(819)	$8,699	$10,300	$5,852	$24,032
Segment depreciation and amortization (000)	$2,182	$2,194	$2,263	$2,203	$8,842
Segment EBITDA (000)[2]	$1,363	$10,893	$12,563	$8,055	$32,874
EBITDA as a percentage of sales	0.3%	1.9%	2.1%	1.5%	1.5%
Capital spending (000)	$1,960	$2,241	$1,405	$1,451	$7,057
Receivables (000)	$132,401	$145,381	$139,579	$115,366
Inventories (000)	$210,832	$213,096	$199,255	$205,207
Accounts payable (000)	$145,058	$139,652	$128,540	$108,532

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2011
	Q1	Q2	Q3	Q4	YTD
Commodity sales	50.8%	45.6%	45.6%	46.7%	47.0%
General line sales	38.4%	42.3%	41.5%	39.6%	40.6%
EWP sales	10.8%	12.1%	12.9%	13.7%	12.4%
Total sales (000)	$377,796	$470,691	$501,458	$429,424	$1,779,369
Gross margin[1]	11.5%	11.2%	12.2%	11.9%	11.7%
Segment income (loss) (000)	$(4,559)	$1,337	$6,040	$(830)	$1,988
Segment depreciation and amortization (000)	$2,048	$2,050	$2,124	$2,174	$8,396
Segment EBITDA (000)[2]	$(2,511)	$3,387	$8,164	$1,344	$10,384
EBITDA as a percentage of sales	(0.7)%	0.7%	1.6%	0.3%	0.6%
Capital spending (000)	$1,119	$1,277	$4,269	$3,352	$10,017
Receivables (000)	$116,689	$125,530	$122,190	$95,206
Inventories (000)	$208,339	$193,651	$176,063	$175,334
Accounts payable (000)	$110,146	$115,120	$102,328	$85,779

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Materials, labor, and other operating expenses for our Building Materials Distribution segment primarily include costs of inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization, excluding Corporate and Other segment expenses.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(000)

Total Boise Cascade Company

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, depreciation and amortization. The following tables reconcile net income (loss) to EBITDA for the periods noted below:

	2013
	Q1	Q2	Q3	Q4	YTD

Net income[1]	$80,836				$80,836
Interest expense	4,891				4,891
Interest income	(62)				(62)
Income tax benefit[1]	(61,107)				(61,107)
Depreciation and amortization	8,477				8,477
EBITDA	$33,035				$33,035

	2012
	Q1	Q2	Q3	Q4	YTD

Net income	$1,668	$15,047	$23,503	$1,278	$41,496
Interest expense	4,813	4,818	4,840	7,286	21,757
Interest income	(107)	(87)	(87)	(111)	(392)
Income tax provision	61	78	104	64	307
Depreciation and amortization	8,119	8,338	8,461	8,489	33,407
EBITDA	$14,554	$28,194	$36,821	$17,006	$96,575

	2011
	Q1	Q2	Q3	Q4	YTD

Net loss	$(19,001)	$(9,860)	$(3,711)	$(13,791)	$(46,363)
Interest expense	4,589	4,584	5,001	4,813	18,987
Interest income	(146)	(77)	(91)	(93)	(407)
Income tax provision	96	38	12	94	240
Depreciation and amortization	8,907	9,241	9,352	9,522	37,022
EBITDA	$(5,555)	$3,926	$10,563	$545	$9,479

[1]Net income in first quarter 2013 includes $68.7 million of income tax benefit associated with recording net deferred tax assets upon our conversion to a corporation.